                                   KENT FUNDS


                        Supplement dated December 3, 1999
                                     to the
                          Prospectus Dated May 1, 1999

Kent Growth and Income Fund        Kent Short Term Bond Fund
Kent Index Equity Fund             Kent Tax-Free Income Fund
Kent Large Company Growth Fund     Kent Intermediate Tax-Free Fund
Kent Small Company Growth Fund     Kent Michigan Municipal Bond Fund
Kent International Growth Fund     Kent Money Market Fund
Kent Income Fund                   Kent Government Money Market Fund
Kent Intermediate Bond Fund        Kent Michigan Municipal Money Market Fund


Change in Service Providers
---------------------------

     Effective December 1, 1999, Old Kent Securities Corporation became the Administrator, Fund Accountant and Transfer Agent to the Funds. The last two paragraphs on page 32 are hereby deleted in their entirety and replaced with the following:

     Old Kent Securities Corporation ("OKSC") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. OKSC also acts as the fund accountant, transfer agent and dividend-paying agent of the Funds. OKSC is located at 111 Lyon Street, NW Grand Rapids, Michigan 49503.

     BISYS Fund Services Ohio, Inc. ("BISYS") provides certain administrative, fund accounting, transfer agent and dividend-paying agent services to the Funds pursuant to agreements between BISYS and OKSC. As compensation for its services, BISYS receives fees from OKSC. The fees paid to BISYS by OKSC for such services come out of OKSC's fees and are not an additional charge to the Funds.

Shareholders should continue to direct telephone calls and mail to the phone numbers and address(es) referenced in the Funds' Prospectus.

Fund Management - Additional Portfolio Manager
----------------------------------------------

     The following should be added to the portfolio manager information on page 32: JOHN L. CASSADY III, Portfolio Manager, is co-portfolio manager of the Short Term Bond, Intermediate Bond and Income Funds effective November 1999. Mr. Cassady has 12 years of investment experience, including seven years of fixed income portfolio management. Prior to joining Lyon Street Asset Management, he was a portfolio manager at Atlantic Portfolio Analytics & Management from 1996 to 1999 and a Senior Financial Analyst at Lockheed Martin from 1994 to 1996.

Amended Fund Expenses for the Kent Large Company Growth Fund
------------------------------------------------------------

     Fund expense information reflected on page 11 of the Fund's prospectus dated May 1, 1999 for the Kent Large Company Growth Fund has been amended. The restated Fund expenses are as follows:


                                                                         LARGE COMPANY GROWTH FUND
                                                                   Investment Shares   Institutional Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None                  None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                          0.70%                 0.70%
Distribution (12b-1) Fees                                                0.25%                 None
Other Expenses                                                           0.45%                 0.45%

Total Annual Fund Operating Expenses                                     1.40%/3/              1.15%3
Fee Waiver                                                               ----                  ----

Net Annual Fund Operating Expenses                                       1.40%                 1.15%

Footnote 3 in the middle of page 11 should read: "The Fund's Administrator has contractually agreed to waive a portion of the administration fee at least until December 31, 1999. As a result, Other Expenses are expected to be 0.44% for both classes, and the total expenses are expected to be 1.39% for Investment shares and 1.14% for the Institutional shares. You will be notified if the waiver is discontinued after that date. Expenses for the Large Company Growth Fund are estimated based on expenses expected to be incurred in the current fiscal year."


     The Example for the Large Company Growth Fund at the bottom of page 11 of the prospectus is amended to read as follows:

                                      Investment Shares    Institutional Shares

     One Year After Purchase          $        143         $       117
     Three Years After Purchase       $        443         $       365
     Five years After Purchase        $        766         $       633
     Ten Years After Purchase         $      1,680         $     1,398

                          Supplement dated July 1, 1999
                                     to the
                          Prospectus dated May 1, 1999


     Effective July 1, 1999, Kent Funds Distributors, Inc. ("Distributor"), having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, assumes the duties as Distributor for the Funds from BISYS Fund Services.

     Shareholders should continue to direct telephone calls and mail to the numbers and address(es) referenced in the Funds' Prospectus.

     The first sentence in the third paragraph on page 33 is hereby deleted in its entirety and replaced with the following: "Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that the New York Stock Exchange is open for business."


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE